SECURITIES & EXCHANGE COMMISSION
                                Washington, D.C.



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported):  April 29, 2003



                                    A21, INC.
                                    ---------
             (Exact Name of Registrant as Specified in its Charter)





            Texas                    333-68213               74-2896910
-------------------------------- ------------------------ -----------------
(Jurisdiction  of Incorporation) (Commission File Number) (I.R.S. Employer
                                                           Identification
                                                              Number)



     One  EmbarcaderoCenter, Suite 500, San Francisco, CA          94111
     ----------------------------------------------------         --------
          (Address of Principal Executive Offices)               (Zip Code)


       Registrant's Telephone Number, Including Area Code:  (415) 284-2121



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ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

     (a)(1) Effective April 29, 2003, Registrant dismissed Grassi & Co. CPAs, P.C., as Registrant's independent accountants, which action was approved by Registrant's Board of Directors as of April 30, 2003.

     Except as described in the following sentence, the report of Grassi on the financial statements of Agence 21, Inc (the predecessor to Registrant) for either of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The report of Grassi on the financial statements of Registrant for the fiscal year ended December 31, 2001, for the period from September 19, 2000 (date of inception) to December 31, 2000 and for the period from September 19, 2000 (date of inception) to December 31, 2001 do, however, contain an expression of substantial doubt regarding Registrant's ability to continue as a going concern.

     In addition, during Registrant's two most recent fiscal years and through April 29, 2003, there was no disagreement with Grassi on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     Registrant has requested that Grassi furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4. A copy of such response received by Registrant to that request will be filed as an amendment to this Form 8-K, and no later than two business days after it is received from Grassi & Co.

     (a)(2) As of April 30, 2003, Marcum & Kliegman LLP ("MKLLP") was engaged as the Company's new independent accountants, commencing with the audit for the year ending December 31, 2002. During the two most recent fiscal years and the interim period preceding the engagement of MKLLP, Registrant had not consulted with MKLLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Registrant's financial statements, and either a written report or oral advice was provided to the Company by MKLLP that MKLLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" or event identified in response to paragraph (a)(1)(iv) of Item 304, as those terms are used in Item 304(a)(1)(iv) of Regulations S-B and S-K and the related instructions to Item 304 of Regulations S-B and S-K.

ITEM  7.          FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (6)  Exhibits.

          The  exhibits  listed  below  are  filed  as  part  of  this  report:

          99.     Press  Release,  dated  May  6,  2003.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           a21,  Inc
                                          (Registrant)


May  6,  2003                              By:/s/  Haim  Ariav
                                             -----------------
                                              Haim  Ariav
                                              President











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